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                                                                EXHIBIT 10(b)(1)

                              FIRST AMENDMENT TO
                              ------------------
                               CREDIT AGREEMENT
                               ----------------


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of March 10, 1997, to be effective as of January 1, 1997, and is entered into by and among K2 Inc. (formerly named Anthony Industries, Inc.), a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereto (the "Banks"), and Bank of America National Trust and Savings Association, as the agent for the Banks (the "Agent") and amends that certain Credit Agreement dated as of May 21, 1996 among the Borrower, the Banks and the Agent (the "Agreement").

                                   RECITALS
                                   --------

          A. The Borrower has requested the Banks and the Agent to amend the Agreement to permit the Borrower or any of its Restricted Subsidiaries to sell accounts receivable to K2 Funding, a single-purpose Restricted Subsidiary to be formed in connection with a Permitted Accounts Receivable Financing Facility under FASB 125 and to permit K2 Funding to sell its interest in the accounts receivable to a third party.

          B. The Borrower has changed its name to K2 Inc. and the Banks and the Agent desire to reflect such name change in the Loan Documents.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Terms. All terms used herein shall have the same meanings as in the
          -----
Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

     2.   Amendments to Agreement.
          -----------------------

          2.1 The following new definition is inserted in proper alphabetical order in Section 1.1 of the Agreement:

               "'K-2 Corporation' means K-2 Corporation, an Indiana
                 ---------------
          corporation."

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                   "'K2 Funding' means K2 Funding, Inc., a Delaware corporation,
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              which is a Restricted Subsidiary."

                   "'Shakespeare' means Shakespeare Monofilament U.K. Ltd., a
                     -----------
              United Kingdom company."

              2.2 The definition of "Permitted Accounts Receivable Financing Facility" in Section 1.1 of the Agreement is amended by inserting "to a third party" immediately after the words "sale or discount."

              2.3 Section 7.21 of the Agreement is amended by inserting the following immediately before the words "owing to the Borrower" in the second to last line of such section:

              "(other than for amounts loaned by K-2 Corporation and Shakespeare to K2 Funding on a subordinated basis in connection with a Permitted Accounts Receivable Financing Facility)"

              2.4 Section 9.3(a) of the Agreement is amended by deleting "and" at the end of subsection (2), deleting the period at the end of subsection (3) and inserting "; and" in lieu thereof and inserting a new subsection (4) immediately following subsection (3) as follows:

                   "(4) the Borrower and any Restricted Subsidiary may sell
              accounts receivable to K2 Funding, and K2 Funding may sell accounts receivables to third parties, as permitted by Section 9.3(d)."

              2.5 Section 9.3(d) of the Agreement is amended and restated in its entirety as follows:

                   "(d) the Borrower, K2 Funding and any other Restricted
              Subsidiaries of the Borrower may enter into a single Permitted Accounts Receivable Financing Facility, and the Borrower and any Restricted Subsidiary of the Borrower may sell accounts receivable to K2 Funding, and K2 Funding may sell accounts receivables to third parties, in connection with, and for so long as K2 Funding remains a party to, such Permitted Accounts Receivable Financing Facility."

              2.6 Section 9.3(e) of the Agreement is amended by inserting the following after "shall be excluded from any computation thereof" in the second sentence of such section:

              "if such sale or disposition is of accounts receivable to K2 Funding or by K2 Funding to third parties in

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                   connection with a Permitted Accounts Receivable Financing
                   Facility as permitted by Section 9.3(d) or"

                   2.7 Section 9.4 of the Agreement is amended by deleting "and" after clause (i) and inserting a comma in lieu thereof, and inserting the following at the end of clause (ii) before the period:

                   "and (iii) the Borrower and any Restricted Subsidiary of the Borrower may sell accounts receivable to K2 Funding in connection with, and for so long as K2 Funding remains a party to, a Permitted Accounts Receivable Financing Facility."

                   2.8 Section 9.15 of the Agreement is amended by inserting the following immediately before the words "owing to the Borrower" in the last line of such section:

                   "(other than for amounts loaned by K-2 Corporation and Shakespeare to K2 Funding on a subordinated basis in connection with a Permitted Accounts Receivable Financing Facility)"

                   2.9 All references to Borrower and Anthony Industries, Inc. in the Loan Documents shall be deemed references to K2 Inc.

               3.  Representations and Warranties.  The Borrower represents and
                   ------------------------------
warrants to Banks and Agent that, on and as of the date hereof, after giving effect to this First Amendment:

                   3.1  Authorization.  The execution, delivery and performance
                        -------------
of this First Amendment have been duly authorized by all necessary corporate action by the Borrower and this First Amendment has been duly executed and delivered by the Borrower.

                   3.2  Binding Obligation.  This First Amendment is the legal,
                        ------------------
valid and binding obligation of Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                   3.3 No Legal Obstacle to Amendment.  The execution, delivery
                       ------------------------------
and performance of this First Amendment will not (a) contravene the terms of the Borrower's certificate of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of the provisions of any contract to which the Borrower is a party, or

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the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Borrower, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Borrower. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrower of this First Amendment, or the transactions contemplated hereby.

          3.4  Incorporation of Certain Representations.  The representations
               ----------------------------------------
and warranties of the Borrower set forth in Section 7 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

          3.5  Default.  No Default or Event of Default under the Agreement has
               -------
occurred and is continuing.

     4.   Conditions, Effectiveness.  The effectiveness of this First Amendment
          -------------------------
shall be subject to the compliance by the Borrower with its agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent:

          4.1  Corporate Resolutions.  A copy of a resolution or resolutions
               ---------------------
passed by the executive committee of the Board of Directors of the Borrower, certified by the Secretary or an Assistant Secretary of the Borrower as being in full force and effect on the effective date of this First Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this First Amendment and any note or other instrument or agreement required hereunder.

          4.2  Authorized Signatories.  A certificate, signed by the Secretary
               ----------------------
or an Assistant Secretary of the Borrower dated the date of this First Amendment, as to the incumbency of the person or persons authorized to execute and deliver this First Amendment and any instrument or agreement required hereunder on behalf of the Borrower.

          4.3  Other Evidence.  Such other evidence with respect to the Borrower
               --------------
or any other person as the Agent or any Bank may reasonably request in connection with this First Amendment and the compliance with the conditions set forth herein.

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     5.   Miscellaneous.
          -------------


          5.1  Designation of K2 Funding as a Restricted Subsidiary.  The
               ----------------------------------------------------
Borrower hereby designates K2 Funding as a Restricted Subsidiary, and agrees that it shall not redesignate K2 Funding as an unrestricted Subsidiary so long as K2 Funding is a party to a Permitted Accounts Receivable Financing Facility.

          5.2  Effectiveness of Agreement.  Except as hereby expressly amended,
               --------------------------
the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          5.3  Waivers.  This First Amendment is specific in time and in intent
               -------
and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

          5.4  Counterparts.  This First Amendment may be executed in any number
               ------------
of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until the Borrower, the Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          5.5  Jurisdiction.  This First Amendment shall be governed by and
               ------------
construed under the laws of the State of California.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

                                       K2 INC. (Formerly named Anthony
                                       Industries, Inc.)


                                       By: /s/John J. Rangel
                                           -------------------------
                                       Title: SVP - Finance
                                              ----------------------

(Signatures continue)

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

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION,
                                   as Agent

                                   By:
                                      --------------------------
                                           Vice President

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, as a Bank
                                   and Issuing Bank (successor by
                                   merger to Bank of America NW, N.A)

                                   By:
                                      --------------------------
                                            Yvonne Dennis
                                            Vice President

                                   CITICORP USA, INC.

                                   By:
                                      --------------------------
                                   Title:
                                         -----------------------

                                   NATIONSBANK OF TEXAS, N.A.

                                   By:
                                      --------------------------
                                   Title:
                                         -----------------------

                                   WACHOVIA BANK

                                   By:
                                      --------------------------
                                   Title:
                                         -----------------------

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